UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

November 5, 2015
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The DeVry Education Group Inc. (“DeVry Group”) 2015 Annual Meeting of Shareholders (the “Annual Meeting”) was held on November 5, 2015.  A total of 60,486,918 shares of DeVry Group common stock, out of a total of 63,668,335 shares outstanding and entitled to vote as of the close of business on September 24, 2015 (the record date for the Annual Meeting), were present in person or represented by proxy.  Set forth below are the matters acted upon by DeVry Group shareholders at the Annual Meeting and the final voting results on each such matter.

The shareholders elected each of the nine nominees as directors to serve until the 2016 Annual Meeting of Shareholders or until their successors are elected and qualified:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes
Christopher B. Begley	56,288,728	237,202	3,960,988
David S. Brown	56,115,892	410,038	3,960,988
Daniel M. Hamburger	56,361,219	164,711	3,960,988
Lyle Logan	56,281,605	244,325	3,960,988
Alan G. Merten	56,361,159	164,773	3,960,988
Fernando Ruiz	56,297,623	228,307	3,960,988
Ronald L. Taylor	56,358,604	167,326	3,960,988
Lisa W. Wardell	56,295,741	230,189	3,960,988
James D. White	56,452,029	73,901	3,960,988

The shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for DeVry Group for fiscal year 2016:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
60,325,297	139,168	22,453	n/a

The shareholders in an advisory vote approved the compensation of DeVry Group’s named executive officers, as described in the Proxy Statement:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
48,439,100	7,922,881	163,949	3,960,988

Item 7.01.  Regulation FD Disclosure.

On November 5, 2015, DeVry Group issued a press release announcing that its Board of Directors (the “Board”) had declared a semi-annual dividend on DeVry Group’s common stock of $0.18 per share, payable on December 23, 2015, to common stockholders of record as of December 4, 2015. Future dividends will be at the discretion of the Board.

The full text of this press release is included in Exhibit 99.1 in this Form 8-K.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press releases, including those that affect DeVry Group’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Education Group Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and DeVry Group’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

These forward-looking statements are based on information as of November 5, 2015, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01.  Financial Statements and Exhibits.

99.1      Press Release, dated November 5, 2015, announcing semi-annual dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	November 5, 2015	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Chief Accounting Officer and Treasurer